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                                                                 EXHIBIT 10.31.6

                              AMENDMENT NUMBER NINE
                                     to the
             Amended and Restated Master Loan and Security Agreement
                           Dated as of March 27, 2000
                                      among
                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                         HANOVER CAPITAL PARTNERS, LTD
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

            This AMENDMENT NUMBER NINE is made this 15th day of April, 2005, among HANOVER CAPITAL MORTGAGE HOLDINGS, INC. and HANOVER CAPITAL PARTNERS, LTD, each having an address at 379 Thornall Street, Edison, New Jersey 08837 (each, a "Borrower" and collectively, "the Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of March 27, 2000, by and between the Borrowers and the Lender, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

            WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement, subject to the terms hereof, to extend the term thereof to May 2, 2005 and the Lender has agreed to such request, and the Borrowers and the Lender have agreed to make such additional modifications to the Agreement as more expressly set forth below.

            WHEREAS, as of the date of this Amendment Number Nine, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      SECTION 1. Effective as of April 25, 2005, the definition of "Termination Date" in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

      "Termination Date" shall mean May 2, 2005 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

      SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

      SECTION 3. Fees and Expenses. The Borrowers agree to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Nine (including all reasonable fees and out of pocket costs and

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expenses of the Lender's legal counsel incurred in connection with this
Amendment Number Nine), in accordance with Section 11.03 of the Agreement

      SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Nine need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

      SECTION 5. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

      SECTION 6. Governing Law. This Amendment Number Nine shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

      SECTION 7. Counterparts. This Amendment Number Nine may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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            IN WITNESS WHEREOF, the Borrowers and the Lender have caused this
Amendment Number Nine to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                   HANOVER CAPITAL MORTGAGE
                                   HOLDINGS, INC.
                                   (Borrower)

                                   By: /s/ John A. Burchett
                                       -----------------------------------------
                                   Name: John A. Burchett
                                   Title: Chief Executive Officer and President

                                   HANOVER CAPITAL PARTNERS, LTD
                                   (Borrower)

                                   By: /s/ John A. Burchett
                                       -----------------------------------------
                                   Name:  John A. Burchett
                                   Title: Chief Executive Officer

                                   GREENWICH CAPITAL FINANCIAL
                                   PRODUCTS. INC.
                                   (Lender)

                                   By: /s/ Anthony Palmisano
                                       -----------------------------------------
                                   Name:  Anthony Palmisano
                                   Tltle: Managing Director